                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-09589

                         SCUDDER RREEF SECURITIES TRUST
                         ------------------------------
              (Exact Name of Registrant as Specified in Charter)

                                One South Street
                            Baltimore, Maryland 21202
                    -----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (800) 638-2596
                                                            --------------

                                Daniel O. Hirsch
                         Scudder RREEF Securities Trust
                                One South Street
                           Baltimore, Maryland 21202
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder RREEF Real Estate Securities Fund

Semiannual Report to Shareholders

June 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary June 30, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder RREEF Real Estate Securities Fund	6-Month++	1-Year	3-Year	Life of Fund**
Class A(a)	14.29%	7.83%	16.43%	18.60%
Class B(a)	13.79%	6.93%	15.53%	17.69%
Class C(a)	13.94%	7.07%	15.58%	17.73%
Institutional Class***	14.46%	8.03%	16.81%	19.01%
Wilshire REIT Index+	13.52%	3.73%	14.76%	17.30%
S&P 500 Index++	11.76%	.25%	-11.20%	-8.12%

++ Total returns shown for periods of less than one year are not annualized.

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 6/30/03	$ 14.51	$ 14.52	$ 14.54	$ 14.50
12/31/02	$ 12.97	$ 12.99	$ 12.99	$ 12.96
Distribution Information: Six Months: Income Dividends	$ .29	$ .24	$ .24	$ .31

Institutional Class Lipper Rankings*- Real Estate Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	28	of	163	18
3-Year	12	of	135	9

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder RREEF Real Estate Securities Fund - Class A(c) [] Wilshire REIT Index+ [] S&P 500 Index++

Comparative Results* (Adjusted for Sales Charge)
Scudder RREEF Real Estate Securities Fund		1-Year	3-Year	Life of Fund**
Class A(c)	Growth of $10,000	$10,163	$14,876	$17,362
	Average annual total return	1.63%	14.16%	16.66%
Class B(c)	Growth of $10,000	$10,393	$15,219	$17,717
	Average annual total return	3.93%	15.03%	17.32%
Class C(c)	Growth of $10,000	$10,500	$15,186	$17,662
	Average annual total return	5.00%	14.94%	17.22%
Wilshire REIT Index+	Growth of $10,000	$10,373	$15,117	$17,715
	Average annual total return	3.73%	14.76%	17.30%
S&P 500 Index++	Growth of $10,000	$10,025	$7,002	$7,383
	Average annual total return	.25%	-11.20%	-8.12%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment(a)*
[] Scudder RREEF Real Estate Securities Fund - Institutional Class [] Wilshire REIT Index+ [] S&P 500 Index++

Comparative Results*
Scudder RREEF Real Estate Securities Fund		1-Year	3-Year	Life of Fund**
Institutional Class	Growth of $250,000	$270,075	$398,425	$466,050
	Average annual total return	8.03%	16.81%	19.01%
Wilshire REIT Index+	Growth of $250,000	$259,325	$377,925	$442,875
	Average annual total return	3.73%	14.76%	17.30%
S&P 500 Index++	Growth of $250,000	$250,625	$175,050	$184,575
	Average annual total return	.25%	-11.20%	-8.12%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Notes to Performance Summary

* Returns and rankings for the 1-Year, 3-Year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Scudder RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin on November 30, 1999.
*** Institutional Class shares are not subject to sales charges.
a On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated Institutional Class. In addition, the Fund began offering additional classes of shares, namely Class A, B and C shares. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of the Scudder RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of the Scudder RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Wilshire REIT Index is an unmanaged index of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.
++ The Standard and Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, Portfolio Managers Karen J. Knudson, Mark D. Zeisloft, John F. Robertson and John W. Vojticek discuss the market environment and how Scudder RREEF Real Estate Securities Fund was positioned during its most recent semiannual period ended June 30, 2003.

Q: Will you set the stage by describing the larger market environment of the past six months?

A: War news won out over economic news as the main driver of the market during the first quarter of 2003. The Wilshire REIT Index had a total return of 1.26%, handily beating the broader market returns, which included a -4.19% return for the Dow Jones Industrial Average (DJIA), a -3.15% return for the Standard and Poor's 500 index (S&P 500) and a positive return of 0.42% for the Nasdaq Composite Index.1The concerns about the war and its impact on the economy created an environment that benefited lower-volatility and higher-yielding investment alternatives such as real estate investment trusts (REITs).

1 The Wilshire REIT Index is an unmanaged index that measures US publicly traded Real Estate Investment Trusts that have a market capitalization of at least $100 million.
The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies.
The Standard & Poor's 500 index is an unmanaged index, widely regarded as representative of the equity market in general.
The Nasdaq Composite Index is an unmanaged broad-based capitalization-weighted index of all Nasdaq National Market and Small Cap stocks.
It is not possible to invest directly in an index or category.

REITs continued to perform solidly in the second quarter 2003, though they underperformed the broader market indices. The Wilshire REIT Index had a total return of 12.10%, lagging the broader market returns for the quarter, which included 13.12% for the DJIA, 15.39% for the S&P 500 and 21.11% for the Nasdaq Composite Index. Postwar, investors shifted their focus toward the economy and investment alternatives that respond more quickly to a pickup in economic activity. While real estate fundamentals are expected to benefit from the improved economic conditions, real estate tends to lag the overall recovery, which may explain part of the underperformance during the second quarter.

Q: How did the fund perform over its most recent semiannual period ended June 30, 2003?

A: The fund achieved solid performance over the semiannual period, outperforming its benchmark, the Wilshire REIT Index. Whereas the benchmark advanced 13.52%, the fund returned 14.29% (Class A shares unadjusted for sales charges) for the six months ended June 30, 2003. (Please see pages 4 through 7 for performance of other share classes.)

Q: How did the hotel sector perform during the period ended June 30, 2003?

A: The hotel sector underperformed during the first six months, with a total return of 9.3%. The fund maintained a modest overweight position during this time frame as it was a volatile period for the hotel industry. Hotels had the weakest performance of any sector during the first quarter 2003, with a total return of -11.98%. Many of the hotel companies announced further downward adjustments to earnings due to the conflict in the Middle East. The sector suffered from lower occupancy rates, not only due to fears of terrorism and war but also because of the SARS virus. These factors added downward pressure on an already strained business and leisure travel environment. However, it was a completely different story during the second quarter as hotels generated the strongest performance of any sector during the period, with a total return of 24.14%. The sector benefited from better-than-expected summer leisure travel as well as a pickup in group bookings. In addition, an increase in transaction activity, including CNL Hospitality Properties' purchase of RFS Hotels, was a positive for the sector and helped to highlight the intrinsic value in the underlying real estate. (As of June 30, 2003, positions in CNL Hospitality Properties and RFS Hotels were sold.) While we are cautious about the near-term prospects, we remain bullish on current values in light of operating trends that are expected to improve over the long term.

Q: How does the office sector look and how are you positioning the fund within this sector?

A: Despite modestly outperforming the index during the period, with a total return of 15.7%, the office sector continues to struggle. With corporations making further job cuts and delaying new spending initiatives, the demand for office space was essentially nonexistent. Occupancy levels continued to deteriorate, and operating costs such as insurance continued to rise, impeding future net operating income growth. Despite these issues, low valuations and high volatility drove performance for the period. We believe the bottom of the office market is in sight. After two years of cutbacks and retrenchment, we expect businesses to start hiring again in late 2003, with real gains expected in 2004 and 2005. That said, we expect the absolute level of vacancy, which is currently at 17%, to weigh heavily on the sector over the near term. We continue to underweight the sector, which is consistent with our positioning over the first six months.

Q: How did the regional mall/retail sector fair, and was there a change to the weighting of the sector as a result?

A: Regional malls and retail shopping centers were the two best-performing sectors for the past six months. During this period, the regional mall and retail sectors generated a total return of 20.2% and 19.2%, respectively. Despite the economic pullback the country has experienced for the past three years, consumers have continued to spend their discretionary dollars, which has supported the fundamentals of both sectors. The underlying retailers also did well during this period. They have kept their merchandise mix focused and, as a result, have kept their inventory levels under control. This solid financial foundation has allowed many retailers to continue expanding their businesses via new store openings, which has translated into increased occupancy and rent growth for the landlords of both sectors. The fund maintained an overweight position in the regional mall sector and a neutral weighting in the retail sector. We continue to expect solid fundamentals from both sectors and visible earnings growth over the next 12 to 24 months.

Q: How did the apartment sector perform during the period ended June 30, 2003?

A: The apartment sector underperformed during the period, generating a total return of 9.4%. The fund had a modest overweight position in the sector during the period. The weak job market and record low interest rates continued to weigh heavily on the sector. Occupancies and rental rates continued to experience downward pressure as individuals opted to own as opposed to rent. The upward trend in the REIT market tended to dampen the effect of the negative news that came out of the sector during the period. While present operations remain weak, apartment properties are expected to respond more quickly to improved economic conditions, compared with other sectors, in late 2003 and into 2004, as occupancies improve, concessions burn off and rent growth returns.

Q: How is the fund positioned in the industrial sector?

A: The industrial sector also underperformed during the first six months, generating a total return of 11.2%. As with the hotel sector, it was essentially a "tale of two quarters" for the industrial sector. During the first quarter 2003, the sector outperformed the benchmark, with a total return of 3.19%, as expectations of an economic recovery were high. Investors drove prices higher, ignoring the potential downside of a slower recovery. The downside did in fact materialize during the second quarter as the sector underperformed the benchmark, with a total return of 7.74%. Weak economic news weighed on the sector and the inventory-to-sales ratios remained at historic lows. As the economy improves, however, the industrial sector should be one of the first to benefit as increasing inventories create higher demand for space. Our research indicates that leasing and traffic picked up during the latter part of the second quarter in select markets, which bodes well for our modest overweight position in this sector.

Q: How do you assess the REIT market at this time?

A: Although REITs are trading at a slight premium to their underlying net asset value, valuations are fair, in our opinion, and expected returns look solid. With an average dividend yield of 6.5%, REITs offer a compelling way to add income and diversification to investors' portfolios.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation	6/30/03	12/31/02

Common Stocks	94%	94%
Cash Equivalents	6%	6%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	6/30/03	12/31/02

Apartments	23%	27%
Office	23%	24%
Regional Malls	20%	18%
Retail	15%	11%
Industrial	13%	14%
Hotels	6%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2003 (49.6% of Portfolio)
1. Simon Property Group, Inc. Operator of real estate investment trust	7.6%
2. ProLogis Trust Owner of global corporate distribution facilities	7.3%
3. General Growth Property Group, Inc. Owner and developer of shopping mall centers	5.9%
4. Equity Residential Properties Trust Operator of multifamily properties containing apartments	5.3%
5. Chelsea Property Group, Inc. Operator of a self-managed real estate investment trust	4.3%
6. Archstone-Smith Trust Owner and developer of real estate specializing in apartments	4.3%
7. Mack-Cali Realty Corp. Developer and manager of office properties	3.9%
8. Catellus Development Corp. Provider of diversified real estate services	3.8%
9. Boston Properties, Inc. Developer of commercial and industrial real estate	3.8%
10. United Dominion Realty Trust, Inc. Operator of apartment communities	3.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio June 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 94.4%
Apartments 21.7%
Avalonbay Communities, Inc.	135,592	5,781,643
Archstone-Smith Trust	729,928	17,518,272
Boardwalk Equities	176,500	2,003,275
BRE Properties, Inc.	364,700	12,108,040
Equity Residential Properties Trust	834,429	21,653,433
Essex Property Trust, Inc.	138,988	7,957,063
Home Properties of New York, Inc.	168,200	5,927,368
Post Properties, Inc.	74,300	1,968,950
United Dominion Realty Trust, Inc.	800,661	13,787,382
		88,705,426
Hotels 6.0%
Hilton Hotels Corporation	775,900	9,923,761
Host Marriott Corporation	876,900	8,023,635
Starwood Hotels & Resorts	229,309	6,555,944
		24,503,340
Industrial 12.6%
Catellus Development Corp.*	706,680	15,546,960
Prologis Trust	1,089,700	29,748,810
Liberty Property Trust	172,100	5,954,660
		51,250,430
Office 21.6%
Arden Realty, Inc.	339,600	8,812,620
Boston Properties, Inc.	352,853	15,454,961
Brookfield Properties Corp.	537,455	11,420,919
Carramerica Realty Corp.	252,004	7,008,231
CenterPoint Properties Co.	127,400	7,803,250
Highwoods Properties, Inc.	357,100	7,963,330
Mack-Cali Realty Corp.	441,600	16,065,408
Reckson Associates Reality Corp.	281,000	5,861,660
SL Green Realty Corp.	223,900	7,811,871
		88,202,250
Regional Malls 18.4%
Crown American Realty	57,000	612,180
General Growth Property Group, Inc.	388,142	24,235,586
Pennsylvania Real Estate Investment Trust	122,400	3,665,880
Simon Property Group, Inc.	797,317	31,119,283
Taubman Centers, Inc.	311,900	5,976,004
The Rouse Co.	255,900	9,749,790
		75,358,723
Retail 14.1%
Chelsea Property Group, Inc.	438,496	17,675,774
Developers Diversified Realty Corp.	394,100	11,208,204
Kimco Realty Corp.	174,950	6,630,605
Pan Pacific Retail Properties, Inc.	348,200	13,701,670
Regency Centers Corp.	236,300	8,265,774
		57,482,027
Other 0.0%
Frontline Capital Group*	12,400	124
Total Common Stocks (Cost $345,628,183)		385,502,320

	Principal Amount ($)	Value ($)

Repurchase Agreements 5.6%
State Street Bank and Trust Company, 1.1% dated 6/30/2003, to be repurchased at $22,937,701 on 7/1/2003 (b) (Cost $22,937,000)	22,937,000	22,937,000
Total Investment Portfolio - 100.0% (Cost $368,565,183) (a)		408,439,320

* Non-income producing security.
(a) The cost for federal income tax purposes was $369,184,563. At June 30,2003, net unrealized appreciation for all securities based on tax cost was $39,254,757. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $39,720,832 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $466,075.
(b) Repurchase agreements are fully collateralized by US Treasury or government agency securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $368,565,183)	$ 408,439,320
Cash	447
Dividends receivable	1,600,333
Interest receivable	701
Receivable for Fund shares sold	5,232,906
Total assets	415,273,707
Liabilities
Payable for investments purchased	9,492,500
Payable for Fund shares redeemed	1,050,523
Accrued investment advisory fee	168,669
Other accrued expenses and payables	184,757
Total liabilities	10,896,449
Net assets, at value	$ 404,377,258
Net Assets
Net assets consist of: Undistributed net investment income	51,804
Net unrealized appreciation (depreciation) on investments	39,874,137
Accumulated net realized gain (loss)	(2,096,712)
Paid-in capital	366,548,029
Net assets, at value	$ 404,377,258

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($316,993,308 / 21,850,680 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 14.51
Maximum offering price per share (100 / 94.25 of $14.51)	$ 15.40
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,848,745 / 815,996 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 14.52
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($10,187,386 / 700,756 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 14.54
Maximum offering price per share (100 / 99 of $14.54)	$ 14.69
Institutional Class Net Asset Value, offering and redemption price per share ($65,347,819 / 4,506,396 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 14.50

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $12,773)	$ 7,816,083
Interest	67,306
Total Income	7,883,389
Expenses: Investment advisory fee	841,978
Services to shareholders	19,134
Custodian and accounting fees	72,905
Distribution and shareholder servicing fees	365,862
Auditing	69,028
Legal	36,235
Reports to shareholders	32,876
Registration fees	19,050
Other	6,920
Total expenses, before expense reductions	1,463,988
Expense reductions	(32)
Total expenses, after expense reductions	1,463,956
Net investment income (loss)	6,419,433
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(863,819)
Net unrealized appreciation (depreciation) during the period on investments	34,917,193
Net gain (loss) on investment transactions	34,053,374
Net increase (decrease) in net assets resulting from operations	$ 40,472,807

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003 (Unaudited)	For the One Month Ended December 31, 2002 (Note F)	Year Ended November 30, 2002
	Operations: Net investment income (loss)	$ 6,419,433	$ 1,399,025	$ 793,707
Net realized gain (loss) on investment transactions	(863,819)	(459,540)	412,839
Net unrealized appreciation (depreciation) on investment transactions during the period	34,917,193	1,721,378	2,833,919
Net increase (decrease) in net assets resulting from operations	40,472,807	2,660,863	4,040,465
Distributions to shareholders from: Net investment income: Class A	(5,326,854)	(1,255,445)	(2,293)
Class B	(148,699)	(35,766)	(1,595)
Class C	(69,254)	(3,800)	(575)
Institutional Class	(822,822)	(139,434)	(845,426)
Net realized gains: Class A	-	(722,217)	-
Class B	-	(20,575)	-
Class C	-	(2,186)	-
Institutional Class	-	(80,212)	(1,225,506)
Return of capital: Class A	-	(403,754)	-
Class B	-	(11,503)	-
Class C	-	(1,222)	-
Institutional Class	-	(44,843)	-
Fund share transactions: Proceeds from shares sold	146,081,840	10,551,289	199,303,810
Net assets acquired in tax-free reorganization	-	-	21,718,703
Reinvestment of distributions	6,153,566	2,650,642	1,844,897
Cost of shares redeemed	(23,244,002)	(995,186)	(12,016,259)
Net increase (decrease) in net assets from Fund share transactions	128,991,404	12,206,745	210,851,151
Increase (decrease) in net assets	163,096,582	12,146,651	212,816,221
Net assets at beginning of period	241,280,676	229,134,025	16,317,804
Net assets at end of period (including undistributed net investment income of $51,804, $0 and $35,420, respectively)	$ 404,377,258	$ 241,280,676	$ 229,134,025

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
	2003[a]	2002[b]	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.97	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[d]	.29	.08	.04
Net realized and unrealized gain (loss) on investment transactions	1.54	.06	(.25)
Total from investment operations	1.83	.14	(.21)
Less distributions from: Net investment income	(.29)	(.09)	(.15)
Net realized gain on investment transactions	-	(.04)	-
Return of capital	-	(.02)	-
Total distributions	(.29)	(.15)	(.15)
Net asset value, end of period	$ 14.51	$ 12.97	$ 12.98
Total Return (%)[e]	14.29**	1.11f**	(1.55)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	317	210	200
Ratio of expenses before expense reductions (%)	1.00*	1.26*	2.20*
Ratio of expenses after expense reductions (%)	1.00*	1.25*	1.25*
Ratio of net investment income (loss) (%)	4.39*	.60g**	1.27*
Portfolio turnover rate (%)	28*	36*	44
[a] For the six months ended June 30, 2003 (Unaudited).
[b] For the one month period ended December 31, 2002 (Note F).
[c] For the period September 3, 2002 (commencement of sales of Class A shares) to November 30, 2002.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class B
	2003[a]	2002[b]	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income[d]	.24	.07	.01
Net realized and unrealized gain (loss) on investment transactions	1.53	.07	(.24)
Total from investment operations	1.77	.14	(.23)
Less distributions from: Net investment income	(.24)	(.07)	(.13)
Net realized gain loss on investment transactions	-	(.04)	-
Return of capital	-	(.02)	-
Total distributions	(.24)	(.13)	(.13)
Net asset value, end of period	$ 14.52	$ 12.99	$ 12.98
Total Return (%)[e]	13.79**	1.06f**	(1.74)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	7	7
Ratio of expenses before expense reductions (%)	1.79*	2.28*	2.69*
Ratio of expenses after expense reductions (%)	1.79*	2.00*	2.00*
Ratio of net investment income (%)	3.60*	.54g**	.52*
Portfolio turnover rate (%)	28*	36*	44
[a] For the six months ended June 30, 2003 (Unaudited).
[b] For the one month period ended December 31, 2002 (Note F).
[c] For the period September 3, 2002 (commencement of sales of Class B shares) to November 30, 2002.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charge.
[f] Total return would have been lower had certain expenses not been reduced.
[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class C
	2003[a]	2002[b]	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[d]	.24	.07	.01
Net realized and unrealized gain (loss) on investment transactions	1.55	.07	(.24)
Total from investment operations	1.79	.14	(.23)
Less distributions from: Net investment income	(.24)	(.07)	(.13)
Net realized gain loss on investment transactions	-	(.04)	-
Return of capital	-	(.02)	-
Total distributions	(.24)	(.13)	(.13)
Net asset value, end of period	$ 14.54	$ 12.99	$ 12.98
Total Return (%)[e]	13.94**	1.06f**	(1.74)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	1	1
Ratio of expenses before expense reductions (%)	1.80*	2.28*	2.84*
Ratio of expenses after expense reductions (%)	1.80*	2.00*	2.00*
Ratio of net investment income (loss) (%)	3.59*	.54g**	.52*
Portfolio turnover rate (%)	28*	36*	44
[a] For the six months ended June 30, 2003 (Unaudited).
[b] For the one month period ended December 31, 2002 (Note F).
[c] For the period September 3, 2002 (commencement of sales of Class C shares) to November 30, 2002.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Institutional Class[a]
	2003[b]	2002[c]	2002[d]	2001[d]	2000[e]
Selected Per Share Data
Net asset value, beginning of period	$ 12.96	$ 12.98	$ 13.30	$ 11.95	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.31[f]	.08[f]	.45[f]	.66	.48
Net realized and unrealized gain (loss) on investment transactions	1.54	.06	.77	1.58	1.82
Total from investment operations	1.85	.14	1.22	2.24	2.30
Less distributions from: Net investment income	(.31)	(.10)	(.55)	(.46)	(.35)
Net realized gains on investment transactions	-	(.04)	(.99)	(.43)	-
Return of capital	-	(.02)	-	-	-
Total distributions	(.31)	(.16)	(1.54)	(.89)	(.35)
Net asset value, end of period	$ 14.50	$ 12.96	$ 12.98	$ 13.30	$ 11.95
Total Return (%)	14.46**	1.13g**	9.58[g]	19.32	23.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	24	22	16	14
Ratio of expenses before expense reductions (%)	.75*	1.06*	1.25	1.17	1.32
Ratio of expenses after expense reductions (%)	.75*	1.00*	1.14	1.17	1.32
Ratio of net investment income (loss) (%)	4.64*	.62h**	3.44	4.97	5.04
Portfolio turnover rate (%)	28*	36*	44	114	87
[a] On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated as Institutional Class.
[b] For the six months ended June 30, 2003 (Unaudited).
[c] For the one month period ended December 31, 2002 (Note F).
[d] For the years ended November 30.
[e] For the period December 1, 1999 (commencement of sales) to November 30, 2000.
[f] Based on average shares outstanding during the period.
[g] Total return would have been lower had certain expenses not been reduced.
[h] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder RREEF Real Estate Securities Fund (the "Fund"), a non-diversified series of Scudder RREEF Securities Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a business trust under the laws of the state of Delaware.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, shareholder servicing fees, transfer agent fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund inherited approximately $322,000 of capital loss carryforward from its merger with Scudder Real Estate Securities Fund, of which approximately $111,000 was applied to gains generated during the year ended November 30, 2002. The remaining $211,000 may be applied against any realized net taxable capital gains in future years or until December 31, 2006 (the expiration date), whichever occurs first, subject to certain limitations imposed by Sec. 382 of the Internal Revenue Code.

In addition, from December 1, 2002 through December 31, 2002, the Fund incurred approximately $31,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2003.

Distribution of Income and Gains. Effective January 1, 2003, distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	December 31, 2002	November 30, 2002
Undistributed ordinary income*	$ -	$ 307,922
Undistributed net long-term capital gains	$ -	$ 552,688
Capital loss carryforwards	$ (211,000)	$ (211,000)
Unrealized appreciation (depreciation) on investments	$ 3,966,276	$ 2,672,975

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	One Month Period Ended December 31, 2002	Year Ended November 30, 2002
Distributions from ordinary income*	$ 1,706,947	$ 1,491,690
Distributions from long-term capital gains	$ 552,688	$ 583,705
Distributions from return of capital	$ 461,322	$ -

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $164,699,282 and $40,738,697, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The fee payable under the Investment Advisory Agreement (the "Investment Advisory Fee") is equal to an annual rate of 0.65% of the first $100,000,000 of the Fund's average daily net assets, 0.55% of the next $100,000,000 of such net assets, 0.50% of the next $100,000,000 of such net assets and 0.45% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended June 30, 2003, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.58% of the Fund's average daily net assets.

Service Provider Fees. Investment Company Capital Corp. ("ICCC") is the Fund's accounting agent. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, as of April 1, 2003, SFAC and ICCC have retained State Street Bank and Trust Company ("State Street") to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended June 30, 2003, the amount charged to the Fund by ICCC aggregated $60,046, of which $12,364 is unpaid at June 30, 2003.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend paying and shareholder services agent. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the fee it receives from the Fund. For the six months ended June 30, 2003, the amount charged to the Fund by SISC aggregated $19,134, of which $18,318 is unpaid at June 30, 2003.

Effective April 25, 2003, State Street is the Fund's custodian. Prior to April 25, 2003, Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Advisor, served as the Fund's custodian. For the period January 1, 2003, to April 24, 2003, the amount charged to the Fund by Deutsche Bank Trust Company Americas aggregated $7,077, of which $25 was unpaid at June 30, 2003.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended June 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2003
Class B	$ 30,646	$ 6,713
Class C	13,624	5,077
	$ 44,270	$ 11,790

In addition, SDI provides information and administration services ("Shareholder Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at June 30, 2003	Effective Rate
Class A	$ 306,835	$ 66,696.25%
Class B	10,216	2,178.25%
Class C	4,541	1,678.25%
	$ 321,592	$ 70,552

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2003 aggregated $18,431.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2003, the CDSC for Class B and C shares aggregated $11,011 and $143, respectively.

Trustee's Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Acquisition of Assets

On October 18, 2002, the Fund acquired all of the net assets of Scudder Real Estate Securities Fund pursuant to an agreement and plan of reorganization dated October 17, 2002. The acquisition was accomplished by a tax-free exchange of 1,309,318 Class A shares, 343,936 Class B shares and 2,570 Institutional Class shares of the Scudder Real Estate Securities Fund, respectively, for 1,400,267 Class A shares, 365,317 Class B shares and 2,755 Institutional Class shares of the Fund, respectively, outstanding on October 18, 2002. Scudder Real Estate Securities Fund's net assets at that date $21,718,703, including $1,124,547 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $24,644,638. The combined net assets of the Fund immediately following the acquisition were $46,363,341.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2003		One Month Period Ended December 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,606,099	$ 91,030,302	637,841	$ 8,245,412
Class B	397,302	5,514,721	50,976	658,806
Class C	667,758	9,295,836	16,825	218,111
Institutional Class**	2,878,018	40,240,981	111,728	1,428,960
		$146,081,840		$ 10,551,289
Shares issued to shareholders in reinvestment of distributions
Class A	386,231	$ 5,211,366	182,684	$ 2,331,052
Class B	8,714	118,038	3,995	51,059
Class C	3,990	55,428	443	5,667
Institutional Class**	56,421	768,734	20,617	262,864
		$ 6,153,566		$ 2,650,642
Shares redeemed
Class A	(1,303,844)	$ (17,475,920)	(47,256)	$ (608,939)
Class B	(138,388)	(1,843,882)	(14,434)	(187,743)
Class C	(30,746)	(414,042)	(1,283)	(16,677)
Institutional Class**	(263,680)	(3,510,158)	(14,091)	(181,827)
		$ (23,244,002)		$ (995,186)
Net increase (decrease)
Class A	5,688,486	$ 78,765,748	773,269	$ 9,967,525
Class B	267,628	3,788,877	40,537	522,122
Class C	641,002	8,937,222	15,985	207,101
Institutional Class**	2,670,759	37,499,557	118,254	1,509,997
		$ 128,991,404		$ 12,206,745

	Year Ended November 30, 2002
	Shares	Dollars
Shares sold
Class A	14,051,203*	$ 181,064,400*
Class B	161,145*	2,053,940*
Class C	44,385*	564,215*
Institutional Class**	1,180,126	15,621,255
		$ 199,303,810
Shares issued in tax-free reorganization
Class A	1,400,267	$ 17,195,134
Class B	365,317	4,489,734
Institutional Class**	2,755	33,835
		$ 21,718,703
Shares issued to shareholders in reinvestment of distributions
Class A	210*	$ 2,293*
Class B	126*	1,595*
Class C	45*	575*
Institutional Class**	142,914	1,840,434
		$ 1,844,897
Shares redeemed
Class A	(62,755)*	$ (789,447)*
Class B	(18,757)*	(237,038)*
Class C	(661)*	(7,951)*
Institutional Class**	(835,370)	(10,981,823)
		$ (12,016,259)
Net increase (decrease)
Class A	15,388,925*	$ 197,472,380*
Class B	507,831*	6,308,231*
Class C	43,769*	556,839*
Institutional Class**	490,425	6,513,701
		$ 210,851,151

* For the period from September 3, 2002 (commencement of sales of Class A, B and C shares) to November 30, 2002.
** On September 3, 2002 existing RREEF Class A shares were redesignated Institutional Class shares.

F. Year End Change

On October 29, 2002, the Board of Trustees of the Fund approved changing the fiscal year end of the Fund from November 30 to December 31.

G. Line of Credit

Effective April 11, 2003, the Fund entered into a revolving credit facility with J.P. Morgan Chase Bank that provides $1.25 billion of credit coverage. The revolving credit facility covers the funds and portfolios advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. During the period the Fund had no borrowings on the line of credit.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C	Institutional
Nasdaq Symbol	RRRAX	RRRBX	RRRCX	RRRRX
CUSIP Number	81119P 102	81119P 201	81119P 300	81119P 409
Fund Number	425	625	725	595

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended June 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder RREEF Real Estate Securities Fund

By:                                 /s/Richard T. Hale
                                    -------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    -------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder RREEF Real Estate Securities Fund

By:                                 /s/Richard T. Hale
                                    -------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    -------------------------------------

By:                                 /s/Charles A. Rizzo
                                    -------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 19, 2003
                                    -------------------------------------